THIS IS AN IMPORTANT DOCUMENT.  IF YOU ARE IN ANY DOUBT AS TO HOW TO DEAL WITH
 IT, PLEASE CONSULT YOUR FINANCIAL OR OTHER PROFESSIONAL ADVISER IMMEDIATELY

                     OFFER BY ECOLAB AUSTRALIA PTY LTD,
                   TO ACQUIRE ALL YOUR ORDINARY SHARES IN
               GIBSON CHEMICAL INDUSTRIES LIMITED, ("GIBSON")

                      FORM OF ACCEPTANCE AND TRANSFER
       DETAILED INSTRUCTIONS FOR ACCEPTING THE OFFER ARE SET OUT BELOW PLEASE ENSURE YOU READ THE ENCLOSED KEY INFORMATION ON THE OFFER BEFORE
                         COMPLETING THIS FORM.

                             -----------------------------------------------
                             Holder Number
                             -----------------------------------------------
                             Subregister
                             -----------------------------------------------
                             Your holding of Gibson Shares
                             -----------------------------------------------
                             If not fully paid, paid to:
                             -----------------------------------------------
                             Consideration
                             -----------------------------------------------

(If your name, address or shareholding is incorrect please amend and initial).

THIS ACCEPTANCE FORM IS DIVIDED INTO 3 PARTS:

PART A If at the time of acceptance your Gibson Shares are held on the issuer sponsored subregister, you must complete Part A below in respect of those shares.

PART B If at the time of acceptance your Gibson Shares are held on the CHESS subregister, you must complete Part B overleaf in respect of the shares.

PART C If at the time of acceptance you are entitled to be registered as the Holder of Gibson Shares, the subject of acceptance, but you are not registered as the holder of those shares you must complete Part C, overleaf in respect of those shares.

PART A  - ISSUER SPONSORED HOLDERS

I/We, the person(s) named above being the holder(s) of the Gibson Shares shown above accept the Offer in respect of the Gibson Shares referred to above, and agree to be bound by the terms of the Offer.

If this form is signed under Power of Attorney, the donee of the Power of Attorney declares that he has no notice of the revocation thereof.

--------------------------------------   Date: --------------------------------

--------------------------------------   Date: --------------------------------
Signature of Transferor(s)

(In the case of joint holders, all must sign, a corporation must affix its common seal.)

If you tick this box, Ecolab will be taken to have received your acceptance on the later of receipt by Ecolab of this
acceptance or 8 November 1997, and you will be entitled to receive the       D
Dividends referred to in clause 7.6 of the Offer.                           / /

Telephone number where we may contact you during business hours: (   )
                                                                 --------------

TO ACCEPT THIS OFFER, SEND IN THE REPLY PAID ENVELOPE PROVIDED OR DELIVER THIS FORM TO:
              COOPERS & LYBRAND                         POSTAL ADDRESS:
              LEVEL 8, COOPERS & LYBRAND TOWER          COOPERS & LYBRAND
              580 GEORGE STREET,                        LOCKED BAG A14,
              SYDNEY NSW 1171                           SYDNEY SOUTH NSW 1232

TO BE RECEIVED NO LATER THAN THE END OF THE OFFER PERIOD SET OUT IN THE OFFER.

IF YOU HAVE ANY ENQUIRIES CONCERNING THE COMPLETION OF THIS FORM OF ACCEPTANCE
                               AND TRANSFER,
                         PLEASE TELEPHONE THE GIBSON
                   SHAREHOLDER ENQUIRY LINE AT COOPERS &
                          LYBRAND (02) 9285 7111

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PART B - INSTRUCTIONS FOR CHESS HOLDINGS

1. If you are in doubt as to how to deal with your CHESS Holding, please contact your Controlling Participant unless you are a Broker or Non Broker Participant.

    To accept this Offer, instruct your Controlling Participant to initiate the acceptance on CHESS. This acceptance must be initiated no later than the end of the Offer Period set out in the Offer.

    To the controlling participant.
    Please initiate the acceptance of this offer on CHESS for my total holding.

    Signed:
            -------------------------------------------------------------------
    (In the case of joint holders all must sign. A corporation must affix its common seal).

DO NOT RETURN THIS FORM TO THE SHARE REGISTRY

PART C - INSTRUCTIONS FOR PERSONS ENTITLED TO BE REGISTERED BUT NOT REGISTERED AS HOLDER OF GIBSON SHARES AT THE TIME OF ACCEPTANCE

If you are entitled to be registered in respect of Gibson Shares but, at the time you accept the Offer you are not registered as the holder of such shares, you must accept the Offer in respect of any such Gibson Shares by completing this form and returning it together with evidence which establishes your entitlement to be registered in respect of such Gibson Shares (eg a copy of a contract note in respect of your purchase of those shares) to the address set out below so that it is received no later than the end of the Offer Period.

I/We, the person(s) named below, being at the time of this acceptance entitled to be registered as the holder(s) of the number of Gibson Shares shown below:

1. accept the Offer in relation to the number of Gibson Shares in respect of which I/we are entitled to be registered.

2.  agree to be bound by the terms and conditions of the Offer;

3. attach evidence which establishes my/our entitlement to be registered in respect of the number of Gibson Shares shown below.

If this form is signed under Power of Attorney, the donee of the Power declares that he has no notice of the revocation thereof.

                     Name and address in which your shares have been registered

                        Date:          /  /97 Name:
-----------------------                             -----------------------

                        Date:          /  /97 Address:
-----------------------                                --------------------
Signature of Transferor(s)

(in the case of joint holders, all must sign, a corporation must affix its common seal.)

Telephone number where we may contact you during business hours: (  )
                                                                     ----------
TO ACCEPT THIS OFFER, SEND IN THE REPLY PAID ENVELOPE PROVIDED OR DELIVER THIS FORM TOGETHER WITH YOUR SHARE CERTIFICATES TO:

              COOPERS & LYBRAND                         POSTAL ADDRESS:
              LEVEL 8, COOPERS & LYBRAND TOWER          COOPERS & LYBRAND
              580 GEORGE STREET,                        LOCKED BAG A14,
              SYDNEY NSW 1171                           SYDNEY SOUTH NSW 1232

  TO BE RECEIVED NO LATER THAN THE END OF THE OFFER PERIOD SET OUT IN THE OFFER.

IF YOU HAVE ANY ENQUIRIES CONCERNING THE COMPLETION OF THIS FORM OF ACCEPTANCE
                 AND TRANSFER, PLEASE TELEPHONE THE GIBSON
       SHAREHOLDER ENQUIRY LINE AT COOPERS & LYBRAND (02) 9285 7111